SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2004

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Definitive Agreement

OraSure Technologies, Inc. (the “Company”) and Comerica Bank (“Comerica”) are parties to a Loan and Security Agreement, dated as of September 10, 2002, as amended (the “Loan Agreement”), pursuant to which Comerica has provided the Company with $10.9 million in credit facilities, including a $4.0 million revolving working capital line of credit (the “Revolving Line”) which had a maturity date of September 10, 2004. On September 8, 2004, the Company and Comerica entered into a letter agreement (the “Letter Agreement”) extending the maturity date of the Revolving Line to November 9, 2004. A copy of the Letter Agreement is attached as Exhibit 10 to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10	Letter Agreement, dated September 8, 2004, between OraSure Technologies, Inc. and Comerica Bank.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: September 10, 2004	By:	/s/ Jack E. Jerrett
Jack E. Jerrett Senior Vice President, General Counsel and Secretary

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Index to Exhibits

Exhibit No.	Description
10	Letter Agreement, dated September 8, 2004, between OraSure Technologies, Inc. and Comerica Bank.

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